Exhibit 10.21

Ontario Corporation Number
Numero de la societe en Ontario

1102773

For Ministry Use Only
A l'usage exclusif du ministere

Ministry of		Ministere des
Government Services		Services gouvernementaux
Ontario
CERTIFlCATE		CERTIFICAT
This is to certify that these articles		Ceci certifie que las presents statuts
are effective on		entrent en vigueur le
JULY	21	JULLIET, 2011
.....................................................................................................................................................
[signed]
Director / Directrice
Business Corporations Act / Loi sur les societes par actions

______________________________________________________________________________________________________
ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3
Business
Corporations
Act
1.    The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Denomination sociale actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT) :
Formule 3
Loi sur les
societes par
actions

A	C	C	E	N	T	U	R	E	C	A	N	A	D	A	H	O	L	D	I	N	G	S	I	N	C	.

2.    The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle denomination sociale de la societe (s'il y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT) :

N	/	A

3.    Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :
1994/11/01
(Year, Month, Day)
(annee, mois, jour)

4.    Complete only if there is a change in the number of directors or the minimum I maximum number of directors.
II faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a change.

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Number of directors is/are:     minimum and maximum number of directors is/are
Nombre d'administrateurs:      nombres minimum et maximum d'administrateurs

Number        minimum and maximum
Nombre        minimum et maximum

or
ou _______________________

5.    The articles of the corporation are amended as follows:
Les statuts de la societe sont modifies de la facon suivante :

to divide the 100 issued and outstanding common shares in the capital of the Corporation into 1,200,000 issued and outstanding common shares of the Corporation (1 issued and outstanding common share being divided into 12,000 common shares).

6.    The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.
La modification a ete dOment autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur Jes societes par actions.

7.    The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

2011/07/21
_______________________________________________________________________________________________
(Year, Month, Day)
(annee, mois, jour)

These articles are signed in duplicate.
Les presents statuts sonl signes en double exemplaire.

Accenture Canada Holdings Inc.
___________________________________________________________________________________________
(Print name of corporation from Article 1 on page 1)
(Veuillez ecrir le nom de la societe de l'article un a la page une).

By/
Par:

/s/ Debra Henke                 Secretary
(Signature)                    (Description of Office)
(Signaure)                     (Fonction)

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